UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2007

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Lincoln Educational Services Corporation

(Exact Name of Registrant as Specified in Charter)

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New Jersey (State or other jurisdiction of incorporation)	000-51371 (Commission File Number)	57-1150621 (I.R.S. Employer Identification No.)

200 Executive Drive, Suite 340 West Orange, New Jersey 07052 (Address of principal executive offices)		07052 (Zip Code)

Registrant’s telephone number, including area code: (973)  736-9340

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

Officers; Compensatory Arrangements of Certain Officers

On October 15, 2007, Lincoln Educational Services Corporation (the “Company”) and Lawrence E. Brown, Vice Chairman of the Company, mutually agreed to terminate the employment agreement, dated as of February 1, 2007, between the Company and Mr. Brown, and to enter into a Separation and Release Agreement (the “Agreement”), setting forth the terms of Mr. Brown’s separation of employment from the Company.

The Agreement provides that Mr. Brown’s employment with the Company will terminate as of the close of business on October 31, 2007. It is anticipated that, for a period of 14 months following the date of termination of employment, Mr. Brown may continue to provide transitional services to the Company, not to exceed ten hours per month. The Agreement further provides that, in consideration for a release of claims, the Company will pay Mr. Brown a lump sum cash payment of $446,666.67, subject to withholding, and will reimburse Mr. Brown for the employer-portion of the premiums due for continuation of coverage under COBRA for a maximum period ending on December 31, 2008. Mr. Brown will also be entitled to the use of his automobile and reimbursement of associated costs by the Company, through December 31, 2008.

In addition, pursuant to the terms of the Agreement, Mr. Brown has agreed to be subject to certain restrictive covenants, which, among other things, prohibit him for the duration of 14 months following the date of termination of employment, without the Company’s prior written consent, from (i) competing against the Company and (ii) soliciting employees, consultants, clients or customers of the Company or any of its affiliates or subsidiaries.

The description of the Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

On October 15, 2007, the Company issued a press release announcing the Agreement, a copy of which is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Separation and Release Agreement, dated October 15, 2007, between the Company and

Lawrence E. Brown

99.1	Press release of Lincoln Educational Services Corporation dated October 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN EDUCATIONAL SERVICES CORPORATION

Date: October 18, 2007

	By:	/s/ Cesar Ribeiro
Name: Cesar Ribeiro Title: Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Separation and Release Agreement, dated October 15, 2007 between the Company and Lawrence E. Brown

99.1	Press release of Lincoln Educational Services Corporation dated October 15, 2007